Exhibit 4.43

Execution Version

AMENDMENT NO. 3

TO

SHAREHOLDERS’ AGREEMENT

This AMENDMENT NO. 3 TO SHAREHOLDERS’ AGREEMENT (Amendment No. 3), dated as of 3 June 2014, is entered into by and among MCE Cotai Investments Limited, a company incorporated in the Cayman Islands (MCE Cotai), New Cotai, LLC, a Delaware limited liability company (New Cotai), Melco Crown Entertainment Limited, a company incorporated in the Cayman Islands (MCE), and Studio City International Holdings Limited (formerly known as Cyber One Agents Limited), a company incorporated in the British Virgin Islands (Company). Capitalized terms used herein without definition have the meanings given such terms in the Shareholders’ Agreement (as defined below).

BACKGROUND

(A)	MCE Cotai, New Cotai, MCE and the Company entered into a Shareholders’ Agreement, dated 27 July 2011 (as amended by Amendment No. 1 and Amendment No. 2, each as defined below, the Shareholders’ Agreement), which governs their relationship in connection with, and the conduct and operations of, the Company and its Subsidiaries;

(B)	Pursuant to clause 17 of the Shareholders’ Agreement, MCE Cotai and New Cotai agreed to invest equity capital in the Company up to an aggregate amount of US$800 million (Original Capital Commitments);

(C)	On 25 September 2012, MCE Cotai, New Cotai, MCE and the Company entered into Amendment No. 1 to the Shareholders’ Agreement (Amendment No. 1), under which MCE Cotai agreed to commit to invest an additional US$350 million equity capital in the Company (MCE Follow On Commitment), subject to an option granted to New Cotai (New Cotai Equity Option) to acquire from MCE Cotai a Financial Interest in the MCE Follow On Commitment in an amount up to but not exceeding 40%, and clause 17.5 of the Shareholders’ Agreement was amended to increase the maximum amount payable on all Capital Calls under clause 17 of the Shareholders’ Agreement by the amount of the MCE Follow On Commitment, from US$800 million to US$1,150 million;

(D)	New Cotai exercised the New Cotai Equity Option in full on 19 April 2013, and on 17 May 2013, MCE Cotai, New Cotai, MCE and the Company entered into Amendment No. 2 to the Shareholders’ Agreement (Amendment No. 2) to document this fact and amend Schedule 1 of the Shareholders’ Agreement to reflect the Financial Interests of MCE Cotai and New Cotai in the MCE Follow On Commitment;

(E)	As of the date of this Amendment No. 3, the Shareholders have funded in full the Original Capital Commitments of US$800 million and US$250 million of the MCE Follow On Commitment. There is a remaining US$100 million of the MCE Follow On Commitment that may be called on the Shareholders pursuant to clause 17 of the Shareholders’ Agreement;

(F)	On 26 November 2013, the Company, Studio City Company Limited, an indirect Subsidiary of the Company, Deutsche Bank AG, Hong Kong Branch (Agent) and Industrial and Commercial Bank of China (Macau) Limited (Security Agent) entered into a completion support agreement (Completion Support Agreement), under which the Company deposited US$225 million (Completion Support) in a cash collateral account secured in favor of the Security Agent;

(G)	On the date of this Amendment No. 3, the Board increased the budget for the development of the MSC Property by US$300 million (Budget Increase). In order to partially fund the Budget Increase, MCE Cotai and New Cotai have agreed, as more fully set out below, (i) to commit to invest an additional US$100 million equity capital in the Company, (ii) that the Company shall at the discretion of the Chairperson make a Capital Call with respect to the remaining US$100 million of the MCE Follow On Commitment, and (iii) that the Company shall procure Studio City Company Limited to instruct the Agent to instruct the Security Agent to make a call under the Completion Support Agreement in the sum of US$58 million of the Completion Support and to direct the application of such amount to partially fund the Budget Increase; and

(H)	This Amendment No. 3 is being executed and delivered by the parties in accordance with clause 41.1 of the Shareholders’ Agreement.

AGREED TERMS

1.	Second Follow On Commitments

(a)	MCE Cotai and New Cotai hereby agree to purchase additional Securities up to a maximum aggregate amount equal to US$100 million (Second Follow On Commitments and, together with the remaining US$100 million of the MCE Follow On Commitment, the Aggregate Remaining Commitments), in which MCE Cotai has a Financial Interest of 60% and New Cotai has a Financial Interest of 40%.

(b)	Clause 17.5 of the Shareholders’ Agreement is hereby amended to increase the maximum amount payable on all Capital Calls under clause 17 of the Shareholders’ Agreement (“Clause 17”) by the amount of the Second Follow On Commitments, from US$1,150 million to US$1,250 million.

(c)	Schedule 1 of the Shareholders’ Agreement is hereby supplemented to reflect the Second Follow On Commitments and the Financial Interests held by each Shareholder therein.

(d)	Each of the Project Budget and the Financing and Funding Schedule updated to reflect the Budget Increase, the Original Capital Commitments, the MCE Follow On Commitment and/or the Second Follow On Commitments, as applicable, are attached as annexures A and B, respectively, to this Amendment No. 3.

(e)	The Company must issue the Securities in respect of the Aggregate Remaining Commitments under Clause 17 pursuant to a valid Capital Call made in accordance with such clause on or before 30 June 2014, except that the parties hereto agree that, Clause 17.1(a) notwithstanding, the Chairperson may issue such Call Notice in the form of annexure C to this Amendment No. 3 without requiring Board approval. The parties hereto further agree that, Clause 17.6(a) notwithstanding, a portion of the funds subject to such Call Notice issued on or before 30 June 2014 may be used to fund Project Costs in the fourth Quarter of 2014 (it being acknowledged by the Company that it presently intends to use all of the funds subject to such Call Notice in the third Quarter of 2014 consistent with the updated Financing and Funding Schedule attached as annexure B to this Amendment No. 3).

(f)	Concurrent herewith, MCE will execute and deliver to the Company a commitment letter in the form set out in annexure D to this Amendment No. 3.

(g)	Concurrent herewith, Silver Point Funds will execute and deliver to the Company a commitment letter in the form set out in annexure E to this Amendment No. 3.

(h)	Concurrent herewith, Oaktree Funds will execute and deliver to the Company a commitment letter in the form set out in annexure F to this Amendment No. 3.

2.	Access to Completion Support

Each of the Company, MCE Cotai and New Cotai agrees that:

(i)	when the Company expects additional cash funding will be required to be provided to Studio City Company Limited in order to complete the development of the MSC Property, unless both MCE Cotai and New Cotai commit in writing to invest further equity capital or purchase additional Securities in the Company (in addition to any investment or purchase under the Aggregate Remaining Commitments) in order to provide such additional cash funding, the Company shall (and the Company agrees to) procure Studio City Company Limited to (A) instruct the Agent to instruct the Security Agent to make a call under (and in accordance with the terms of) the Completion Support Agreement (subject to the relevant conditions therein for the making of such a call being satisfied) in the sum of US$58 million of the Completion Support and (B) undertake best efforts to ensure satisfaction of the relevant conditions for disbursement of the Completion Support pursuant to clause 4 of the Completion Support Agreement and otherwise to cause such amount of the Completion Support to be disbursed to the Company in accordance with clause 2(ii) below; and

(ii)	once the call under the Completion Support Agreement referred to in paragraph (i) above has been made, the Company shall (and the Company agrees to) procure Studio City Company Limited to request the Agent and/or the Security Agent to direct the application of such amount of the Completion Support towards the payment, reimbursement or refinancing of such part of the remaining Project Costs under the Senior Facilities Agreement (each as defined in the Completion Support Agreement) required to be funded in order to complete the development of the MSC Property.

3.	General

(a)	Except as expressly modified by this Amendment No. 3, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders’ Agreement shall remain in full force and effect in accordance with their respective terms. As used in the Shareholders’ Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereunder,” “hereto” and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Shareholders’ Agreement as amended by this Amendment No. 3.

(b)	This Amendment No. 3 may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall together be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by facsimile transmission or by electronic transmission of a .pdf or other electronic file shall be as effective as delivery of a manually signed counterpart of this Amendment No. 3.

(c)	This Amendment No. 3 is governed by and is to be construed in accordance with the laws applicable in Hong Kong.

* * * * *

Executed as an agreement

SIGNED

Lawrence Yau Lung Ho

by for and on behalf of

MCE COTAI INVESTMENTS LIMITED

as its authorized representative

/s/ Lawrence Yau Lung Ho
Authorized Representative

SIGNED by

Lawrence Yau Lung Ho

for and on behalf of

MELCO CROWN ENTERTAINMENT LIMITED

as its authorized representative

/s/ Lawrence Yau Lung Ho
Authorized Representative

Signature Page of Amendment No. 3 to the Shareholders’ Agreement

SIGNED by

for and on behalf of

NEW COTAI, LLC

as its authorized representative

Authorized Representative

SIGNED by

Lawrence Yau Lung Ho

for and on behalf of

STUDIO CITY INTERNATIONAL HOLDINGS LIMITED

as its authorized representative

/s/ Lawrence Yau Lung Ho
Authorized Representative

Signature Page of Amendment No. 3 to the Shareholders’ Agreement

SIGNED BY	)

Michael Gatto	)

for and on behalf of	)

NEW COTAI, LLC	)

as its authorized representative	)

with authority from the board	)

in the presence of:	)

/s/ David Reganato		/s/ Michael Gatto
Name of witness: David Reganato		Authorized Representative
Title of witness

SIGNED by	)

)

for an on behalf of	)

STUDIO CITY INTERNATIONAL	)

HOLDINGS LIMITED

as its authorized representative	)

with authority from the board	)

in the presence of:	)

Name of witness:		Authorized Representative
Title of witness

[Signature Page to Amendment No. 3 to the SCIH Shareholders’ Agreement]

ANNEXURE A

Updated Project Budget

Studio City Revised budget
US$m
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Total construction cost	2,335.3

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*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEXURE B

Updated Financing and Funding Schedule

Construction schedule														Strictly private and co
(US$ in millions)
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Capital raised
Delayed draw term loan A	*	*	*	*	*	*	*	*	*	*	1,300	*	*	*	*	*	*	1,300
Senior notes	*	*	*	825	*	*	*	*	*	*	*	*	*	*	*	*	*	825
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*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEXURE C

Form of Call Notice

STUDIO CITY INTERNATIONAL HOLDINGS LIMITED

(FORMERLY KNOWN AS CYBER ONE AGENTS LIMITED)

(the “Company”)

Capital Call Notice

(the “Call Notice”)

3 June 2014

To:	MCE Cotai Investments Limited		New Cotai LLC
	36/F, The Centrium		c/o New Cotai Holdings
	60 Wyndham Street		Two Greenwich Plaza
	Central		Greenwich, Connecticut, 06830
	Hong Kong		USA

	Attn:	Geoffrey Davis,	Attn: Frederick Fogel
Chief Financial Officer,
Melco Crown Entertainment
	Fax:	+ 852 2537 3618	Fax: +1 203 542 4308

Reference is made to the Shareholder’s Agreement between MCE Cotai Investments Limited (“MCE Cotai”), New Cotai, LLC (“New Cotai”), Melco Crown Entertainment Limited and Studio City International Holdings Limited (formerly known as Cyber One Agents Limited) dated 27 July 2011, as amended by the Amendment No.1 to Shareholders’ Agreement dated 25 September, 2012, the Amendment No.2 to Shareholders’ Agreement dated 17 May, 2013 and the Amendment No. 3 to Shareholders’ Agreement (“Amendment No. 3”) dated 3 June 2014 (“Shareholders’ Agreement”).

Capitalised words and expressions used in this Call Notice shall have the same meaning as contained in the Shareholders’ Agreement, unless otherwise defined herein.

I	Capital Call Details

In accordance with the Shareholders’ Agreement, a Call Notice is hereby served to each of the Shareholders for the following:

(1)	a Capital Call is being made pursuant to the Shareholders’ Agreement;

(2)	the aggregate amount of the Capital Call is US$200,000,000 (the “Capital Call Amount”). The Capital Call Amount represents the entire Aggregate Remaining Commitments;

(3)	the number of Securities corresponding to the Capital Call Amount is to be notified by the Company in a supplemental notice as referred to in Section II below;

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(4)	the amount to be contributed by each Shareholder is as follows:

(i)	MCE Cotai - US$120,000,000; and

(ii)	New Cotai - US$80,000,000;

(5)	each of MCE Cotai and New Cotai is required to make payment of its respective portion of the Capital Call no later than 5:00 p.m. on or before 10 July 2014 Hong Kong Time (the “Payment Date”), which is no earlier than 25 Business Days after the date of this Call Notice; and

(6)	payment under this Call Notice shall be made to the United States dollar account in United States dollars or Hong Kong dollar account in Hong Kong dollars in an amount equivalent to the Capital Call Amount (at the exchange rate of USD1:HKD7.75) in same day funds:

For HKD

Account Name:	Studio City International Holdings Limited
Account Number (HK dollar):	28-11-10-005886
Beneficiary Bank:	Bank Of China Macau Branch
Beneficiary Bank Swift Code:	BKCHMOMX
Beneficiary Bank Address:	Avenida Doutor Mario Soares Macau
Correspondent Bank:	Bank Of China (Hong Kong) Limited
Correspondent Bank Swift Code:	BKCHHKHH

For USD

Account Name:	Studio City International Holdings Limited
Account Number (US dollar):	28-88-10-004588
Beneficiary Bank:	Bank Of China Macau Branch
Beneficiary Bank Swift Code:	BKCHMOMX
Beneficiary Bank Address:	Avenida Doutor Mario Soares Macau
Correspondent Bank:	Bank Of China New York Branch
Correspondent Bank Swift Code:	BKCHUS33

II	Supplemental Notice

The Company, MCE Cotai and New Cotai acknowledge that:

(1)	MCE Cotai and New Cotai has each notified the other and the Company that the institution set out below beside its respective name, is the entity named by it to be instructed by the Company as Valuation Expert under the Shareholders’ Agreement:

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Shareholder	Valuation Expert
MCE Cotai	Deutsche Bank AG, Hong Kong Branch
New Cotai	Houlihan Lokey

(2)	the issue price for the Securities will be Fair Market Value, which is the arithmetic mean of the calculations of Fair Market Value set out in the Valuation Expert Reports of the second quarter of 2014; and

(3)	the Company intends to remind the Valuation Experts to issue Valuation Expert Reports for the second quarter of 2014, no later than 10 July 2014 (the “Reporting Date”) as previously instructed pursuant to clause 34.3 of the Shareholders’ Agreement, so that the Company may based on the Fair Market Value determined from the Valuation Expert Reports, issue a separate notice setting out the number of Securities corresponding to the Capital Call amount.

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This Call Notice is issued as of the date first above written for and on behalf of:

Studio City International Holdings Limited

Authorized Signatory
Lawrence Ho – Chairman

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ANNEXURE D

Form of Commitment Letter of MCE

MELCO CROWN ENTERTAINMENT LIMITED

36/F, THE CENTRIUM

60 WYNDHAM STREET

CENTRAL

HONG KONG;

ATTENTION: CHIEF LEGAL OFFICER

TELECOPY NO.: +852-2537-3618

3 June, 2014

Studio City International Holdings Limited

c/o Offshore Incorporations Centre

P.O. Box 957, Road Town

Tortola, British Virgin Islands

Attention: Stephanie Cheung, Chief Legal Officer

Fax No.: +852-2537-3618

Ladies and Gentlemen:

This commitment agreement (this “Agreement”) is dated 3 June, 2014 and is entered into by and between Melco Crown Entertainment Limited (“MCE”) and Studio City International Holdings Limited (the “Company”). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Shareholders’ Agreement (as acceded to, and amended, from time to time, the “Shareholders’ Agreement”), and Amendment No. 3 to Shareholders’ Agreement (“Amendment No. 3”), both by and among the Company, New Cotai, LLC, MCE Cotai Investments Limited (“MCE Cotai”) and MCE. This Agreement is being delivered pursuant to clause 1(f) of Amendment No. 3.

1. Commitment. MCE hereby agrees upon the terms and subject to the conditions set forth herein, (x) to provide or cause to be provided to MCE Cotai, directly or through one or more other entities, funds to meet any and all Capital Calls made on MCE Cotai by the Company, from time to time pursuant to and in accordance with clause 1(e) of Amendment No. 3, and (y) to exercise all of its rights as a direct or indirect equity holder to cause MCE Cotai to meet, and in any event to not take any affirmative action as a direct or indirect equity holder, or refrain from taking any affirmative action as a direct or indirect equity holder, to prevent MCE Cotai from meeting, such Capital Call in accordance with clause 1(e) of Amendment No. 3, in the case of clause (x), if and only to the extent that MCE Cotai does not otherwise have sufficient funds to meet those Capital Calls; provided, however, that in no event shall MCE be required to provide such funds in all amount exceeding MCE’s Maximum Obligations (such commitment, the “Commitment”). The Commitment shall be subject to all defenses available to MCE Cotai under the Shareholders’ Agreement with respect to any Capital Call, each of which defenses may be asserted directly by or on behalf of MCE. For the purposes of clause (y), the obligation of MCE to take action under that clause shall include an obligation on MCE to exercise all of its rights (i) under the constituent documents of MCE Cotai to approve or authorize (as the case may be) the Capital Call to be met, (ii) to instruct its board member appointees of MCE Cotai to approve and authorize the Capital Call to be met, and (iii) to vote any of the securities held by it in MCE Cotai to approve or authorize the Capital Call to be met. Nothing in this Agreement is intended to limit in any respect MCE Cotai’s right to exercise all defenses available to it under the Shareholders’ Agreement with respect to any Capital Call, or require MCE to in any way attempt to limit such exercise.

For the purposes hereof, (a) “Maximum Obligations” in respect of any Capital Call from time to time means an amount equal to the lesser of (i) the amount of such Capital Call made on MCE Cotai in accordance with clause 1(e) of Amendment No. 3, and (ii) the Aggregate Remaining Second Follow On Commitment, and (h) “Aggregate Remaining Second Follow On Commitment” means, as of any date of any Capital Call, an amount equal to US$60 million less the aggregate amounts (other than the US$60 million out of the remaining US$100 million of the MCE Follow On Commitment) subscribed for or advanced to the Company by or on behalf of MCE Cotai (including through draws by the Company on this Commitment) as of such date in accordance with clause 1(e) of Amendment No. 3, less the amount by which MCE Cotai’s obligation to make Capital Calls is reduced in connection with a Transfer of Financial Interests held by MCE Cotai as provided in clause 22.5 of the Shareholders’ Agreement.

2. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Agreement, the Company covenants, agrees and acknowledges that no person or entity other than MCE has any obligation hereunder, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of MCE or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, affiliate (other than, in the case of MCE Cotai, under the Shareholders’ Agreement or Amendment No. 3), agent or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.

3. Termination. Upon the earliest of (x) the full satisfaction of the maximum amount payable by MCE Cotai in respect of all Capital Calls pursuant to clause 1(e) of Amendment No. 3, (y) the expiration of the period for the making of Capital Calls under clause 17.10 of the Shareholders’ Agreement and (z) the termination of the Shareholders’ Agreement in accordance with its terms, this Agreement shall terminate and be of no further force and effect. Upon termination of this Agreement, MCE shall not have any liability to any person in connection with this Agreement except, in the case of clause (y) and (z), any breach of this Agreement occurring on or before the relevant date.

4. Representations and Warranties. MCE hereby represents and warrants to the Company that (i) MCE is duly organized, validly existing and in good standing under the laws of the state or country of its formation or organization, and has all necessary power and authority to enter into and perform this Agreement, (ii) this Agreement has been duly executed and delivered by MCE and constitutes a legal, valid and binding obligation of MCE, enforceable against MCE in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (iii) MCE has and will maintain available capital in an amount not less than the Aggregate Remaining Second Follow On Commitment, and (iv) no other approval is required for MCE to fulfill its obligations hereunder.

5. Amendments. This Agreement may be amended, modified, or waived with the written consent of MCE and the Company.

6. Assignment; Successors and Assigns. No assignment or transfer by any party of its rights and obligations under this Agreement will be made except with the prior written consent of (i) the Company (in the case of any assignment or transfer by MCE) or (ii) MCE (in the case of any assignment or transfer by the Company); provided, that (x) the Company may assign its rights pursuant to this Agreement to any Project Lender as collateral security without the prior written consent of MCE and (y) in connection with a Transfer or issuance of Upstream Securities in respect of MCE Cotai, MCE may assign all or any portion of its Commitment to the transferee or purchaser (as applicable) of such Upstream Securities, provided that (A) immediately following such assignment, the portion of the Commitment held by MCE relative to the portion of the Commitment held by such transferee or purchaser (as applicable) is substantially equivalent to the Effective Interest in Securities held by MCE relative to the Effective Interest in Securities held by such transferee or purchaser at such time, (B) the transferee or purchaser (as applicable) agrees to provide its portion of the Commitment on terms that are not in the aggregate materially less beneficial to the Company than the terms hereof and (C) the transferee or purchaser (as applicable) proves to the reasonable satisfaction of the Company that it has sufficient financial resources to meet the portion of the Commitment to be assigned to it under clause (A). All the covenants and agreements contained in this Agreement shall bind and inure to the benefit of any such assignee.

7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Counterparts; Binding Agreement. This Agreement may be executed simultaneously in two or more separate counterparts (including by means of facsimile or by electronic transmission of a .pdf or other electronic file), any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

9. Confidentiality. This Agreement shall be treated as strictly confidential and is being provided to the Company solely in connection with the Shareholders’ Agreement and Amendment No. 3 and the transactions contemplated thereby. This Agreement may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of each of the Company and MCE. Notwithstanding the foregoing, this Agreement may be (a) provided by the Company and MCE to their respective officers, managers, employees, directors (or equivalent) or financial, legal or accounting advisors or lenders who have been directed to treat this Agreement as confidential, (b) provided by MCE to its direct and indirect equity holders and their respective affiliates who have been directed to treat this Agreement as confidential and (c) disclosed lo any person or entity if required by law or the rules of any stock exchange or regulatory authority (including a self-regulatory organization).

10. Specific Performance. MCE acknowledges and agrees that (a) irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and (b) remedies at law would not be adequate to compensate the non-breaching party. Accordingly, MCE agrees that the Company shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce its rights and obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief. The right to equitable relief, including specific performance or injunctive relief, shall exist notwithstanding, and shall not be limited by, any other provision of this Agreement. MCE hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies.

11. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Unless otherwise noted, reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

12. Applicable Law; Venue. This Agreement is governed by and is to be construed in accordance with the laws applicable in Hong Kong. Except as otherwise expressly provided in this Agreement, any dispute relating hereto shall be heard exclusively in the courts of Hong Kong, and the parties agree to jurisdiction and venue therein.

13. Addresses and Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be given or delivered, as applicable, as provided in clause 39 of the Shareholders’ Agreement as if such provisions applied herein mutatis mutandis.

14. No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any person or entity other than the Company, including without limitation, any shareholder or creditor of the Company or any of their respective affiliates, and no creditor who makes a loan to the Company or any of its affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in the Commitment other than as a secured creditor of the Company.

15. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

16. Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

17. Entire Agreement. This Agreement, those documents expressly referred to herein and other documents dated as of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

18. Delivery by Facsimile or by Electronic Transmission. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by electronic transmission of a .pdf or other electronic file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

19. Prior Commitment. This Agreement is in addition to, and not in replacement of, that certain commitment agreement, dated 17 May, 2013, by and between MCE and the Company, which shall remain in full force and effect.

* * * * * * *

Sincerely,

MELCO CROWN ENTERTAINMENT LIMITED

By:
Name:
Title:

Acknowledged and agreed as of the date first written above by:

STUDIO CITY INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title:

ANNEXURE E

Form of Commitment Letter of Silver Point Funds

Silver Point Capital Fund, L.P.

Silver Point Capital Offshore Master Fund, L.P.

SPCP Group III, LLC

c/o Silver Point Capital, L.P.

Two Greenwich Plaza

Greenwich, CT 06830

Fax No.: +1 (203) 542-4128

3 June, 2014

Studio City International Holdings Limited

c/o Offshore Incorporations Centre

P.O. Box 957, Road Town

Tortola, British Virgin Islands

Attention: Stephanie Cheung, Chief Legal Officer

Fax No.: +852-2537-3618

Ladies and Gentlemen:

This commitment agreement (this “Agreement”) is dated 3 June, 2014 and is entered into by and among Silver Point Capital Fund, L.P. (“SPCF”), Silver Point Capital Offshore Master Fund, L.P. (“SPCOMF”), SPCP Group III, LLC (“SPCP” and, together with SPCF and SPCOMF, the “Silver Point Funds”) and Studio City International Holdings Limited (the “Company”). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Shareholders’ Agreement (as acceded to, and amended, from time to time, the “Shareholders’ Agreement”), and Amendment No. 3 to Shareholders’ Agreement (“Amendment No. 3”), both by and among the Company, New Cotai, LLC (“New Cotai”), MCE Cotai Investments Limited and Melco Crown Entertainment Limited. This Agreement is being delivered pursuant to clause 1(g) of Amendment No. 3.

1. Commitment. Each of the Silver Point Funds hereby agrees, on a several but not joint basis, upon the terms and subject to the conditions set forth herein, (x) to provide or cause to be provided to New Cotai, directly or through one or more other entities, funds to meet any and all Capital Calls made on New Cotai by the Company, from time to time pursuant to and in accordance with clause 1(e) of Amendment No. 3, and (y) to exercise all of its rights as a direct or indirect equity holder to cause New Cotai to meet, and in any event to not take any affirmative action as a direct or indirect equity holder, or refrain from taking any affirmative action as a direct or indirect equity holder, to prevent New Cotai from meeting, such Capital Call in accordance with clause 1(e) of Amendment No. 3, in the case of clause (x), if and only to the extent that New Cotai does not otherwise have sufficient funds to meet those Capital Calls; provided, however, that in no event shall any of the Silver Point Funds be required to provide such funds in an amount exceeding such Silver Point Fund’s Maximum Obligations (such commitment, the “Commitment”). The Commitment shall be subject to all defenses available to New Cotai under the Shareholders’ Agreement with respect to any Capital Call, each of which defenses may be asserted directly by or on behalf of the Silver Point Funds. For the purposes of clause (y), the obligation of each of the Silver Point Funds to take action under that clause shall include an obligation on each of the Silver Point Funds to exercise all of their rights (i) under the constituent documents of New Cotai to approve or authorize (as the case may be) the Capital Call to be met, (ii) to instruct its board member appointees of New Cotai to approve and authorize the Capital Call to be met, and (iii) to vote any of the securities held by it in New Cotai to approve or authorize the Capital Call to be met. Nothing in this Agreement is intended to limit in any respect New Cotai’s right to exercise all defenses available to it under the Shareholders’ Agreement with respect to any Capital Call, or require the Silver Point Funds to in any way attempt to limit such exercise.

For the purposes hereof, (a) “Maximum Obligations” in respect of any Capital Call from time to time means (i) with respect to SPCF, an amount equal to the lesser of (A) SPCF’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (B) SPCF’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, (ii) with respect to SPCOMF, an amount equal to the lesser of (x) SPCOMF’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (y) SPCOMF’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, and (iii) with respect to SPCP, an amount equal to the lesser of (A) SPCP’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (B) SPCP’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, (b) “Pro Rata Share” means (I) with respect to SPCF, 28.67%, (II) with respect to SPCOMF, 42.79%, and (III) with respect to SPCP, 6.54%, and (c) “Aggregate Remaining Second Follow On Commitment” means, as of any date of any Capital Call, an amount equal to US$40 million less the aggregate amounts (other than the US$40 million out of the remaining US$100 million of the MCE Follow On Commitment) subscribed for or advanced to the Company by or on behalf of New Cotai (including through draws by the Company on this Commitment) as of such date in accordance with clause 1(e) of Amendment No. 3, less the amount by which New Cotai’s obligation to make Capital Calls is reduced in connection with a Transfer of Financial Interests held by New Cotai as provided in clause 22.5 of the Shareholders’ Agreement.

2. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Agreement, the Company covenants, agrees and acknowledges that no person or entity other than the Silver Point Funds has any obligation hereunder, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of the Silver Point Funds or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, affiliate (other than, in the case of New Cotai, under the Shareholders’ Agreement or Amendment No. 3), agent or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.

3. Termination. Upon the earliest of (x) the full satisfaction of the maximum amount payable by New Cotai in respect of all Capital Calls pursuant to clause 1(e) of Amendment No. 3, (y) the expiration of the period for the making of Capital Calls under clause 17.10 of the Shareholders’ Agreement and (z) the termination of the Shareholders’ Agreement in accordance with its terms, this Agreement shall terminate and be of no further force and effect. Upon termination of this Agreement, none of the Silver Point Funds shall have any liability to any person in connection with this Agreement except, in the case of clause (y) and (z), any breach of this Agreement occurring on or before the relevant date.

4. Representations and Warranties. Each of the Silver Point Funds hereby represents and warrants to the Company that (i) such Silver Point Fund is duly organized, validly existing and in good standing under the laws of the state or country of its formation or organization, and has all necessary power and authority to enter into and perform this Agreement, (ii) this Agreement has been duly executed and delivered by such Silver Point Fund and constitutes a legal, valid and binding obligation of such Silver Point Fund, enforceable against such Silver Point Fund in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (iii) such Silver Point Fund has and will maintain available capital in an amount not less than such Silver Point Fund’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, and (iv) no other approval is required for such Silver Point Fund to fulfill its obligations hereunder.

5. Amendments. This Agreement may be amended, modified, or waived with the written consent of each of the Silver Point Funds and the Company.

6. Assignment; Successors and Assigns. No assignment or transfer by any party of its rights and obligations under this Agreement will be made except with the prior written consent of (i) the Company (in the case of any assignment or transfer by the Silver Point Funds) or (ii) each of the Silver Point Funds (in the case of any assignment or transfer by the Company); provided, that (x) the Company may assign its rights pursuant to this Agreement to any Project Lender as collateral security without the prior written consent of the Silver Point Rinds and (y) in connection with a Transfer or issuance of Upstream Securities in respect of New Cotai, each Silver Point Fund may assign all or any portion of its Commitment to the transferee or purchaser (as applicable) of such Upstream Securities, provided that (A) immediately following such assignment, the portion of the Commitment held by such Silver Point Fund relative to the portion of the Commitment held by such transferee or purchaser (as applicable) is substantially equivalent to the Effective Interest in Securities held by such Silver Point Fund relative to the Effective Interest in Securities held by such transferee or purchaser at such time, (B) the transferee or purchaser (as applicable) agrees to provide its portion of the Commitment on terms that are not in the aggregate materially less beneficial to the Company than the terms hereof and (C) the transferee or purchaser (as applicable) proves to the reasonable satisfaction of the Company that it has sufficient financial resources to meet the portion of the Commitment to be assigned to it under clause (A). All the covenants and agreements contained in this Agreement shall bind and inure to the benefit of any such assignee.

7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Counterparts; Binding Agreement. This Agreement may be executed simultaneously in two or more separate counterparts (including by means of facsimile or by electronic transmission of a .pdf or other electronic file), any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

9. Confidentiality. This Agreement shall be treated as strictly confidential and is being provided to the Company solely in connection with the Shareholders’ Agreement and Amendment No. 3 and the transactions contemplated thereby. This Agreement may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of each of the Company and each of the Silver Point Funds. Notwithstanding the foregoing, this Agreement may be (a) provided by the Company and the Silver Point Funds to their respective officers, managers, employees, directors (or equivalent) or financial, legal or accounting advisors or lenders who have been directed to treat this Agreement as confidential, (b) provided by the Silver Point Funds to their direct and indirect equity holders and their respective affiliates who have been directed to treat this Agreement as confidential and (c) disclosed to any person or entity if required by law or the rules of any stock exchange or regulatory authority (including a self-regulatory organization).

10. Specific Performance. Each Silver Point Fund acknowledges and agrees that (a) irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and (b) remedies at law would not be adequate to compensate the non-breaching party. Accordingly, each Silver Point Fund agrees that the Company shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce its rights and obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief. The right to equitable relief, including specific performance or injunctive relief, shall exist notwithstanding, and shall not be limited by, any other provision of this Agreement. Each Silver Point Fund hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies.

11. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Unless otherwise noted, reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

12. Applicable Law; Venue. This Agreement is governed by and is to be construed in accordance with the laws applicable in Hong Kong. Except as otherwise expressly provided in this Agreement, any dispute relating hereto shall be heard exclusively in the courts of Hong Kong, and the parties agree to jurisdiction and venue therein.

13. Addresses and Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be given or delivered, as applicable, as provided in clause 39 of the Shareholders’ Agreement as if such provisions applied herein mutatis mutandis.

14. No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any person or entity other than the Company, including without limitation, any shareholder or creditor of the Company or any of their respective affiliates, and no creditor who makes a loan to the Company or any of its affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in the Commitment other than as a secured creditor of the Company.

15. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

16. Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

17. Entire Agreement. This Agreement, those documents expressly referred to herein and other documents dated as of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

18. Delivery by Facsimile or by Electronic Transmission. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by electronic transmission of a .pdf or other electronic file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

19. Prior Commitment. This Agreement is in addition to, and not in replacement of, that certain commitment agreement, dated 17 May, 2013, by and between the Silver Point Funds and the Company, which shall remain in full force and effect.

* * * * * * *

Sincerely,

SILVER POINT CAPITAL FUND, L.P.

By:	Silver Point Capital, L.P.
its investment manager

By:
Name:
Title:

SILVER POINT CAPITAL OFFSHORE MASTER FUND, L.P.

By:	Silver Point Capital, L.P.
its investment manager

By:
Name:
Title:

SPCP GROUP III, LLC

By:
Name:
Title:

Signature Page to Additional Equity Commitment Letter

to Studio City from Silver Point

Acknowledged and agreed as of the date first written above by:

STUDIO CITY INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title:

Signature Page to Additional Equity Commitment Letter

to Studio City from Silver Point

ANNEXURE F

Form of Commitment Letter of Oaktree Funds

OCM Opportunities Fund V, L.P.

OCM Asia Principal Opportunities Fund, L.P.

OCM Opportunities Fund VI, L.P.

333 South Grand Avenue

Los Angeles, CA 90071

Attention: General Counsel

Telecopy No.: +1 (213) 830-8545

3 June, 2014

Studio City International Holdings Limited

c/o Offshore Incorporations Centre

P.O. Box 957, Road Town

Tortola, British Virgin Islands

Attention: Stephanie Cheung, Chief Legal Officer

Fax No.: +852-2537-3618

Ladies and Gentlemen:

This commitment agreement (this “Agreement”) is dated 3 June, 2014 and is entered into by and among OCM Opportunities Fund V, L.P. (“OCM V”), OCM Asia Principal Opportunities Fund, L.P. (“OCM Asia”), OCM Opportunities Fund VI, L.P. (“OCM VI” and, together with OCM V and OCM Asia, the “Oaktree Funds”) and Studio City International Holdings Limited (the “Company”). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Shareholders’ Agreement (as acceded to, and amended, from time to time, the “Shareholders’ Agreement”), and Amendment No. 3 to Shareholders’ Agreement (“Amendment No. 3”), both by and among the Company, New Cotai, LLC (“New Cotai”), MCE Cotai Investments Limited and Melco Crown Entertainment Limited. This Agreement is being delivered pursuant to clause 1(h) of Amendment No. 3.

1. Commitment. Each of the Oaktree Funds hereby agrees, on a several but not joint basis, upon the terms and subject to the conditions set forth herein, (x) to provide or cause to be provided to New Cotai, directly or through one or more other entities, funds to meet any and all Capital Calls made on New Cotai by the Company, from time to time pursuant to and in accordance with clause 1(e) of Amendment No. 3, and (y) to exercise all of its rights as a direct or indirect equity holder to cause New Cotai to meet, and in any event to not take any affirmative action as a direct or indirect equity holder, or refrain from taking any affirmative action as a direct or indirect equity holder, to prevent New Cotai from meeting, such Capital Call in accordance with clause 1(e) of Amendment No. 3, in the case of clause (x), if and only to the extent that New Cotai does not otherwise have sufficient funds to meet those Capital Calls; provided, however, that in no event shall any of the Oaktree Funds be required to provide such funds in an amount exceeding such Oaktree Fund’s Maximum Obligations (such commitment, the “Commitment”). The Commitment shall be subject to all defenses available to New Cotai under the Shareholders’ Agreement with respect to any Capital Call, each of which defenses may be asserted directly by or on behalf of the Oaktree Funds. For the purposes of clause (y), the obligation of each of the Oaktree Funds to take action under that clause shall include an obligation on each of the Oaktree Funds to exercise all of their rights (i) under the constituent documents of New Cotai to approve or authorize (as the case may be) the Capital Call to be met, (ii) to instruct its board member appointees of New Cotai to approve and authorize the Capital Call to be met, and (iii) to vote any of the securities held by it in New Cotai to approve or authorize the Capital Call to be met. Nothing in this Agreement is intended to limit in any respect New Cotai’s right to exercise all defenses available to it under the Shareholders’ Agreement with respect to any Capital Call, or require the Oaktree Funds to in any way attempt to limit such exercise.

For the purposes hereof, (a) “Maximum Obligations” in respect of any Capital Call from time to time means (i) with respect to OCM V, an amount equal to the lesser of (A) OCM V’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (B) OCM V’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, (ii) with respect to OCM Asia, an amount equal to the lesser of (x) OCM Asia’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (y) OCM Asia’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, and (iii) with respect to OCM VI, an amount equal to the lesser of (A) OCM VI’s Pro Rata Share of the amount of such Capital Call made on New Cotai in accordance with clause 1(e) of Amendment No. 3, and (B) OCM VI’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, (b) “Pro Rata Share” means (I) with respect to OCM V, Seven and One-Third percent (7-1/3%), (II) with respect to OCM Asia, Seven and One-Third percent (7-1/3%), and (III) with respect to OCM VI, Seven and One-Third percent (7-1/3%), and (c) “Aggregate Remaining Second Follow On Commitment” means, as of any date of any Capital Call, an amount equal to US$40 million less the aggregate amounts (other than the US$40 million out of the remaining US$100 million of the MCE Follow On Commitment) subscribed for or advanced to the Company by or on behalf of New Cotai (including through draws by the Company on this Commitment) as of such date in accordance with clause 1(e) of Amendment No. 3, less the amount by which New Cotai’s obligation to make Capital Calls is reduced in connection with a Transfer of Financial Interests held by New Cotai as provided in clause 22.5 of the Shareholders’ Agreement.

2. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Agreement, the Company covenants, agrees and acknowledges that no person or entity other than the Oaktree Funds has any obligation hereunder, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of the Oaktree Funds or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, affiliate (other than, in the case of New Cotai, under the Shareholders’ Agreement or Amendment No. 3), agent or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.

3. Termination. Upon the earliest of (x) the full satisfaction of the maximum amount payable by New Cotai in respect of all Capital Calls pursuant to clause 1(e) of Amendment No. 3, (y) the expiration of the period for the making of Capital Calls under clause 17.10 of the Shareholders’ Agreement and (z) the termination of the Shareholders’ Agreement in accordance with its terms, this Agreement shall terminate and be of no further force and effect. Upon termination of this Agreement, none of the Oaktree Funds shall have any liability to any person in connection with this Agreement except, in the case of clause (y) and (z), any breach of this Agreement occurring on or before the relevant date.

4. Representations and Warranties. Each of the Oaktree Funds hereby represents and warrants to the Company that (i) such Oaktree Fund is duly organized, validly existing and in good standing under the laws of the state or country of its formation or organization, and has all necessary power and authority to enter into and perform this Agreement, (ii) this Agreement has been duly executed and delivered by such Oaktree Fund and constitutes a legal, valid and binding obligation of such Oaktree Fund, enforceable against such Oaktree Fund in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (iii) such Oaktree Fund has and will maintain available capital in an amount not less than such Oaktree Fund’s Pro Rata Share of the Aggregate Remaining Second Follow On Commitment, and (iv) no other approval is required for such Oaktree Fund to fulfill its obligations hereunder.

5. Amendments. This Agreement may be amended, modified, or waived with the written consent of each of the Oaktree Funds and the Company.

6. Assignment; Successors and Assigns. No assignment or transfer by any party of its rights and obligations under this Agreement will be made except with the prior written consent of (i) the Company (in the case of any assignment or transfer by the Oaktree Funds) or (ii) each of the Oaktree Funds (in the case of any assignment or transfer by the Company); provided, that (x) the Company may assign its rights pursuant to this Agreement to any Project Lender as collateral security without the prior written consent of the Oaktree Funds and (y) in connection with a Transfer or issuance of Upstream Securities in respect of New Cotai, each Oaktree Fund may assign all or any portion of its Commitment to the transferee or purchaser (as applicable) of such Upstream Securities, provided that (A) immediately following such assignment, the portion of the Commitment held by such Oaktree Fund relative to the portion of the Commitment held by such transferee or purchaser (as applicable) is substantially equivalent to the Effective Interest in Securities held by such Oaktree Fund relative to the Effective Interest in Securities held by such transferee or purchaser at such time, (B) the transferee or purchaser (as applicable) agrees to provide its portion of the Commitment on terms that are not in the aggregate materially less beneficial to the Company than the terms hereof and (C) the transferee or purchaser (as applicable) proves to the reasonable satisfaction of the Company that it has sufficient financial resources to meet the portion of the Commitment to be assigned to it under clause (A). All the covenants and agreements contained in this Agreement shall bind and inure to the benefit of any such assignee.

7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Counterparts; Binding Agreement. This Agreement may be executed simultaneously in two or more separate counterparts (including by means of facsimile or by electronic transmission of a .pdf or other electronic file), any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

9. Confidentiality. This Agreement shall be treated as strictly confidential and is being provided to the Company solely in connection with the Shareholders’ Agreement and Amendment No. 3 and the transactions contemplated thereby. This Agreement may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of each of the Company and each of the Oaktree Funds. Notwithstanding the foregoing, this Agreement may be (a) provided by the Company and the Oaktree Funds to their respective officers, managers, employees, directors (or equivalent) or financial, legal or accounting advisors or lenders who have been directed to treat this Agreement as confidential, (b) provided by the Oaktree Funds to their direct and indirect equity holders and their respective affiliates who have been directed to treat this Agreement as confidential and (c) disclosed to any person or entity if required by law or the rules of any stock exchange or regulatory authority (including a self-regulatory organization).

10. Specific Performance. Each Oaktree Fund acknowledges and agrees that (a) irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and (b) remedies at law would not be adequate to compensate the non-breaching party. Accordingly, each Oaktree Fund agrees that the Company shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce its rights and obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief. The right to equitable relief, including specific performance or injunctive relief, shall exist notwithstanding, and shall not be limited by, any other provision of this Agreement. Each Oaktree Fund hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies.

11. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Unless otherwise noted, reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

12. Applicable Law; Venue. This Agreement is governed by and is to be construed in accordance with the laws applicable in Hong Kong. Except as otherwise expressly provided in this Agreement, any dispute relating hereto shall be heard exclusively in the courts of Hong Kong, and the parties agree to jurisdiction and venue therein.

13. Addresses and Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be given or delivered, as applicable, as provided in clause 39 of the Shareholders’ Agreement as if such provisions applied herein mutatis mutandis.

14. No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any person or entity other than the Company, including without limitation, any shareholder or creditor of the Company or any of their respective affiliates, and no creditor who makes a loan to the Company or any of its affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in the Commitment other than as a secured creditor of the Company.

15. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

16. Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

17. Entire Agreement. This Agreement, those documents expressly referred to herein and other documents dated as of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

18. Delivery by Facsimile or by Electronic Transmission. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by electronic transmission of a .pdf or other electronic file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

19. Prior Commitment. This Agreement is in addition to, and not in replacement of, that certain commitment agreement, dated 17 May, 2013, by and between the Oaktree Funds and the Company, which shall remain in full force and effect.

* * * * * * *

Sincerely,

OCM OPPORTUNITIES FUND V, L.P.

By:	OCM Opportunities Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:
Name:
Title:

By:
Name:
Title:

OCM ASIA PRINCIPAL OPPORTUNITIES FUND, L.P.

By:	OCM Asia Principal Opportunities Fund GP, L.P.
Its:	General Partner

By:	OCM Asia Principal Opportunities Fund GP LTD.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:
Name:
Title:

By:
Name:
Title:

OCM OPPORTUNITIES FUND VI, L.P.

By:	OCM Opportunities Fund VI GP, L.P.
Its:	General Partner

By:
Name:
Title:

By:
Name:
Title:

Acknowledged and agreed as of the date first written above by:

STUDIO CITY INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title: